Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
(millions of dollars, except per share amounts)
Divestiture of CAIRE Business

On December 20, 2018, Chart, Inc., Chart Industries Luxembourg S.à r.l. and Chart Asia Investment Company Limited, each of which is a wholly-owned subsidiary of Chart Industries, Inc. (“Chart”), completed the previously announced divestiture (the “Divestiture”) of its oxygen-related products business (the “CAIRE Business”) to NGK SPARK PLUG CO., LTD. (the “Buyer”) for a purchase price of $133.5 million.

Basis of Presentation

The following unaudited pro forma condensed consolidated financial statements are based upon the historical financial statements of Chart, adjusted to reflect the Divestiture. The following unaudited pro forma condensed consolidated financial statements of Chart should be read in conjunction with the related notes and with the historical consolidated financial statements of Chart and the related notes included in previous filings with the Securities and Exchange Commission.

To provide a better understanding of the impact of the Divestiture, the following unaudited pro forma consolidated financial information is presented to reflect how the Divestiture might have affected the historical financial statements had the transactions been consummated at an earlier date.

The unaudited pro forma condensed consolidated statements of operations that follow are presented as if the Divestiture had occurred on January 1, 2015, the beginning of the earliest period presented. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2018 is presented as if the Divestiture had occurred on that date.

The unaudited pro forma condensed consolidated financial statements are provided for illustrative and informational purposes only and are not intended to reflect or be indicative of Chart’s consolidated results of operations or financial position had the Divestiture occurred as of the dates presented and should not be taken as representation of Chart’s future consolidated results of operations or financial condition. For example, these financial statements do not reflect any potential earnings or other impacts from the use of the proceeds from the Divestiture or cost reductions of previously allocated corporate costs and potential subsequent restructuring charges.

CHART INDUSTRIES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(Dollars in millions)

	September 30, 2018
	Historical (As Reported)	CAIRE Business (a)	Pro Forma Adjustments		Pro Forma
ASSETS
Current Assets
Cash and cash equivalents	$157.2	$—	$133.5	(b)	$290.7
Accounts receivable, net	177.3	—	—		177.3
Inventories, net	188.2	—	—		188.2
Unbilled contract revenue	34.2	—	—		34.2
Prepaid expenses	10.2	—	—		10.2
Other current assets	14.0	—	—		14.0
Current assets of discontinued operations	86.7	86.7	—		—
Total Current Assets	667.8	86.7	133.5		714.6
Property, plant, and equipment, net	288.4	—	—		288.4
Goodwill	457.2	—	—		457.2
Identifiable intangible assets, net	270.3	—	—		270.3
Other assets	18.1	—	—		18.1
Non-current assets of discontinued operations	36.7	36.7	—		—
TOTAL ASSETS	$1,738.5	$123.4	$133.5		$1,748.6

LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$94.8	$—	$—		$94.8
Customer advances and billing in excess of contract revenue	94.5	—	—		94.5
Accrued salaries, wages, and benefits	34.3	—	—		34.3
Current portion of warranty reserve	8.6	—	—		8.6
Short-term debt and current portion of long-term debt	9.7	—	—		9.7
Other current liabilities	39.5	—	6.1	(b) (c) (d)	45.6
Current liabilities of discontinued operations	31.4	31.4	—		—
Total Current Liabilities	312.8	31.4	6.1		287.5
Long-term debt	500.5				500.5
Long-term deferred tax liabilities	55.3		—		55.3
Accrued pension liabilities	8.4		—		8.4
Other long-term liabilities	17.1		—		17.1
Non-current liabilities of discontinued operations	3.4	3.4	—		—
Total Liabilities	897.5	34.8	6.1		868.8
Total Equity	841.0	88.6	127.4	(e)	879.8
TOTAL LIABILITIES AND EQUITY	$1,738.5	$123.4	$133.5		$1,748.6

See accompanying notes to these unaudited pro forma condensed consolidated financial statements.

CHART INDUSTRIES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(Dollars and shares in millions, except per share amounts)

	Nine Months Ended September 30, 2018
	Historical (As Reported)	CAIRE Business (f)	Pro Forma Adjustments		Pro Forma
Sales	$794.2	$—	$—		$794.2
Cost of sales	572.2	—	—		572.2
Gross profit	222.0	—	—		222.0
Selling, general, and administrative expenses	140.5	—	(0.9)	(g)	139.6
Amortization expense	15.7	—	—		15.7
Operating expenses	156.2	—	(0.9)		155.3
Operating income	65.8	—	0.9		66.7
Other expenses:
Interest expense, net	17.9	—	—		17.9
Financing costs amortization	1.0	—	—		1.0
Foreign currency gain and other	(0.2)	—	—		(0.2)
Other expenses, net	18.7	—	—		18.7
Income from continuing operations before income taxes	47.1	—	0.9		48.0
Income tax expense	9.7	—	0.2	(h)	9.9
Net income from continuing operations	37.4	—	0.7		38.1
Income from discontinued operations, net of tax	4.7	4.7	—		—
Net income	42.1	4.7	0.7		38.1
Less: Income attributable to noncontrolling interests, net of taxes	1.8	—	—		1.8
Net income attributable to Chart Industries, Inc.	$40.3	$4.7	$0.7		$36.3

Net income attributable to Chart Industries, Inc. per common share:
Basic	$1.30				$1.17
Diluted	$1.25				$1.13
Weighted average number of common shares outstanding:
Basic	30.97				30.97
Diluted	32.14				32.14

See accompanying notes to these unaudited pro forma condensed consolidated financial statements.

CHART INDUSTRIES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(Dollars and shares in millions, except per share amounts)

	Year Ended December 31, 2017
	Historical (As Reported)	CAIRE Business (f)	Pro Forma Adjustments		Pro Forma
Sales	$988.8	$145.9	$—		$842.9
Cost of sales	716.7	105.4	—		611.3
Gross profit	272.1	40.5	—		231.6
Selling, general, and administrative expenses	215.1	31.8	(1.2)	(g)	182.1
Amortization expense	15.0	2.9	—		12.1
Operating expenses	230.1	34.7	(1.2)		194.2
Operating income	42.0	5.8	1.2		37.4
Other expenses:
Interest expense, net	19.4	—	—		19.4
Loss on extinguishment of debt	4.9	—	—		4.9
Financing costs amortization	1.3	—	—		1.3
Foreign currency loss (gain)	2.8	(1.1)	—		3.9
Other expenses, net	28.4	(1.1)	—		29.5
Income before income taxes	13.6	6.9	1.2		7.9
Income tax (benefit) expense, net	(15.9)	2.0	0.4	(h)	(17.5)
Net income	29.5	4.9	0.8		25.4
Less: Income attributable to noncontrolling interests, net of taxes	1.5	—	—		1.5
Net income attributable to Chart Industries, Inc.	$28.0	$4.9	$0.8		$23.9

Net income attributable to Chart Industries, Inc. per common share:
Basic	$0.91				$0.78
Diluted	$0.89				$0.76
Weighted average number of common shares outstanding:
Basic	30.74				30.74
Diluted	31.31				31.31

See accompanying notes to these unaudited pro forma condensed consolidated financial statements.

CHART INDUSTRIES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(Dollars and shares in millions, except per share amounts)

	Year Ended December 31, 2016
	Historical (As Reported)	CAIRE Business (f)	Pro Forma Adjustments		Pro Forma
Sales	$859.2	$137.2	$—		$722.0
Cost of sales	592.8	80.5	—		512.3
Gross profit	266.4	56.7	—		209.7
Selling, general, and administrative expenses	195.9	35.0	(1.2)	(g)	159.7
Amortization expense	11.9	3.1	—		8.8
Asset impairments	1.2	—	—		1.2
Operating expenses	209.0	38.1	(1.2)		169.7
Operating income	57.4	18.6	1.2		40.0
Other expenses:
Interest expense, net	17.3	—	—		17.3
Financing costs amortization	1.3	—	—		1.3
Foreign currency loss (gain)	0.4	(0.1)	—		0.5
Other expenses, net	19.0	(0.1)	—		19.1
Income before income taxes	38.4	18.7	1.2		20.9
Income tax expense, net	13.7	4.1	0.4	(h)	10.0
Net income	24.7	14.6	0.8		10.9
Less: Income attributable to noncontrolling interests, net of taxes	(3.5)	—	—		(3.5)
Net income attributable to Chart Industries, Inc.	$28.2	$14.6	$0.8		$14.4

Net income attributable to Chart Industries, Inc. per common share:
Basic	$0.92				$0.47
Diluted	$0.91				$0.46
Weighted average number of common shares outstanding:
Basic	30.58				30.58
Diluted	30.99				30.99

See accompanying notes to these unaudited pro forma condensed consolidated financial statements.

CHART INDUSTRIES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(Dollars and shares in millions, except per share amounts)

	Year Ended December 31, 2015
	Historical (As Reported)	CAIRE Business (f)	Pro Forma Adjustments		Pro Forma
Sales	$1,040.2	$157.0	$—		$883.2
Cost of sales	751.7	120.6	—		631.1
Gross profit	288.5	36.4	—		252.1
Selling, general, and administrative expenses	200.8	33.0	(1.2)	(g)	166.6
Amortization expense	17.3	8.2	—		9.1
Asset impairments	253.6	101.8	—		151.8
Operating expenses	471.7	143.0	(1.2)		327.5
Operating (loss) income	(183.2)	(106.6)	1.2		(75.4)
Other expenses:
Interest expense, net	16.0	—	—		16.0
Financing costs amortization	1.3	—	—		1.3
Foreign currency loss	1.3	0.6	—		0.7
Other expenses, net	18.6	0.6	—		18.0
(Loss) income before income taxes	(201.8)	(107.2)	1.2		(93.4)
Income tax expense (benefit), net	2.7	(5.4)	0.4	(h)	8.5
Net (loss) income	(204.5)	(101.8)	0.8		(101.9)
Less: Loss attributable to noncontrolling interests, net of taxes	(1.5)	—	—		(1.5)
Net (loss) income attributable to Chart Industries, Inc.	$(203.0)	$(101.8)	$0.8		$(100.4)

Net loss attributable to Chart Industries, Inc. per common share:
Basic	$(6.66)				$(3.29)
Diluted	$(6.66)				$(3.29)
Weighted average number of common shares outstanding:
Basic	30.49				30.49
Diluted	30.49				30.49

See accompanying notes to these unaudited pro forma condensed consolidated financial statements.

CHART INDUSTRIES, INC. AND SUBSIDIARIES
NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars and shares in millions, except per share amounts)

Note 1 — Basis of Preparation
The following unaudited pro forma condensed consolidated financial statements are based upon the historical financial statements of Chart, adjusted to reflect the Divestiture. The following unaudited pro forma condensed consolidated financial statements of Chart should be read in conjunction with the related notes and with the historical consolidated financial statements of Chart and the related notes included in previous filings with the Securities and Exchange Commission.

To provide a better understanding of the impact of the Divestiture, the following unaudited pro forma consolidated financial information is presented to reflect how the Divestiture might have affected the historical financial statements had the transactions been consummated at an earlier date.

The unaudited pro forma condensed consolidated statements of operations that follow are presented as if the Divestiture had occurred on January 1, 2015, the beginning of the earliest period presented. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2018 is presented as if the Divestiture had occurred on that date.

The unaudited pro forma condensed consolidated financial statements are provided for illustrative and informational purposes only and are not intended to reflect or be indicative of Chart’s consolidated results of operations or financial position had the Divestiture occurred as of the dates presented and should not be taken as representation of Chart’s future consolidated results of operations or financial condition. For example, these financial statements do not reflect any potential earnings or other impacts from the use of the proceeds from the Divestiture or cost reductions of previously allocated corporate costs and potential subsequent restructuring charges.

The historical consolidated financial information has been adjusted in the unaudited pro forma condensed consolidated financial statements to give effect to pro forma events that are (i) directly attributable to the Divestiture, (ii) factually supportable, and (iii) with respect to the statements of operations, expected to have a continuing impact on Chart’s results.

The pro forma adjustments described below were based on management’s assumptions and estimates, including assumptions relating to the consideration received.

Note 2 — Unaudited Pro Forma Adjustments

(a)	Represents the disposition of the CAIRE business assets and liabilities which had been reported as “held for sale” as of September 30, 2018.

(b)	Represents the impact of the $133.5 in cash proceeds received from the Divestiture and an estimated increase to accrued income taxes of $2.6.

(c)	Represents estimated transaction advisory costs of $2.3, net of taxes.

(d)	Represents estimated employee-related incentive costs of $1.2, net of taxes.

(e)	Reflects the impact to Chart’s retained earnings from pro forma adjustments described above.

(f)	Represents the elimination of the operating results of the CAIRE business in the unaudited statements of operations for the CAIRE business for the periods presented.

(g)
Reflects costs associated with certain financial and information technology services to be provided on a transitional basis for up to twelve months commencing immediately following the Divestiture subject to the terms and conditions with the Transition Services Agreement. These costs will be reimbursed by the Buyer during the transition period and no longer exist after the transition period. Therefore, this adjustment removes the costs associated with these transition services from the historical financial statements.

(h)
Reflects the income tax effect of pro forma adjustments based on the estimated blended U.S. federal and state tax rate of 23% for the nine months ended September 30, 2018 and 36% for the years ended December 31, 2017, 2016 and 2015.